For Current Income

DELAWARE GROUP
                                                          Strategic Income Fund
       1997
Semi-Annual
     Report


professional management
                                            service and guidance
goals



[Photo of house by a stream with waterfall]




DELAWARE
GROUP
--------

---------------------------------------------------------------------------
FEBRUARY 14, 1997

Dear Shareholder:
When I began working at Delaware Group 35 years ago, bonds offered far less income potential than today. Thirty-year Treasury bonds yielded just 3.6% and only a few companies issued high-yield debt. Investing in overseas bonds was considered highly speculative, given the dynamics of the Cold War.
        Today, U.S. investors not only have an opportunity to earn significantly more at home, but may diversify a fixed-income portfolio and participate in the income and growth potential of a much more stable world.
        I am pleased to present the inaugural report of Delaware Group Strategic Income Fund, which began operating on October 1, 1996. Strategic Income Fund utilizes the expertise of portfolio managers in both our London and Philadelphia offices, and draws on Delaware's four decades of experience managing high-yield bonds.

WE BELIEVE STRATEGIC INCOME FUND'S INITIAL RESULTS ARE AN ENCOURAGING SIGN OF THE POTENTIAL BENEFITS OF GLOBAL DIVERSIFICATION FOR FIXED-INCOME INVESTORS.

        Your Fund had a total return of +3.83% (with dividends reinvested for A Class shares at net asset value) between October 1, 1996, and January 31, 1997, the end of the Fund's initial semi-annual period.
        Obviously, four months is much too short a time to judge performance, especially for a long-term oriented mutual fund such as Strategic Income Fund. However, we believe the Fund's initial results are an encouraging sign of the potential benefits of global diversification for fixed-income investors.
        The Fund's asset allocation is a mix of domestic high-yield bonds, investment grade foreign and U.S. government and high quality corporate securities. We believe this blend has the potential to provide a higher level of income and lower level of volatility than a portfolio exclusively composed of U.S. government securities.

opportunity

2
                             1997 semi-annual report

        Foreign bonds and domestic high-yield bonds don't offer the same guarantees of principal and interest that U.S. Treasuries offer. However, we believe that an investment strategy utilizing different sectors of the bond market may lead to reduced short-term price fluctuation in a bond portfolio.
        Inside, your Fund's management team -- Paul A. Matlack and Paul Grillo in Philadelphia and Ian G. Sims in London -- explain the Fund's positioning and offer their views on bond markets in the U.S.and abroad.
         I welcome those of you who have made Strategic Income Fund your first Delaware Group investment. I also wish to express my gratitude to shareholders who have added Strategic Income Fund shares to an existing portfolio of Delaware Group Funds. With the help of your financial advisers, we will do our best to help you meet your investment goals in the years ahead.

Sincerely,

/s/ Wayne A. Stork
-----------------------

Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

TOTAL RETURN
--------------------------------------------------------------------------------
                                                         OCTOBER 1, 1996
                                                       TO JANUARY 31, 1997
--------------------------------------------------------------------------------
Strategic Income Fund A Class                                 +3.83%
--------------------------------------------------------------------------------
Lipper Multi-Sector Income Fund Average (62 Funds)            +4.58%
Lehman Brothers Aggregate Bond Index                          +3.31%
--------------------------------------------------------------------------------

ALL ABOVE PERFORMANCE IS CALCULATED AT NET ASSET VALUE. ALL PERFORMANCE QUOTED ABOVE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. PERFORMANCE FOR THIS SHORT TIME MAY NOT BE INDICATIVE OF LONG-TERM RESULTS. COMPLETE FUND PERFORMANCE FOR ALL CLASSES CAN BE FOUND ON PAGE 8.

performance

                            1997 semi-annual report
                                                                               3

PORTFOLIO MANAGERS' REVIEW

INVESTMENT STRATEGY
        Since October, Strategic Income Fund's portfolio management team has been building a diversified fixed-income portfolio that primarily includes three types of bonds -- U.S. government and investment grade corporate bonds, high-yield U.S. corporate bonds, and foreign bonds.
        Overall, your Fund favors an income-oriented approach to selecting individual bonds, and we strive to carefully weigh the risks and potential rewards of each category of bonds we invest in. Among the factors we examine are:

* How interest rate trends may affect prices and the income potential of U.S. government securities such as mortgages;

* How changes in U.S. economic conditions may affect the ability of corporations to repay debt, especially issuers of high-yield securities; and

* How inflation, politics, economic conditions and currency changes within a country may affect the income and total return potential of foreign bonds.

        The Fund's investment parameters allow us to invest between 20% and 60% in any one segment of the bond market. As of January 31, 1997, we believed the U.S. high-yield market offered the most attractive risk/reward ratio, and consequently we allocated the largest share of your Fund's net assets to this sector, as shown on page 5.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------------------
Average Quality                                                 BBB
Average Effective Duration                                    4.7 years
Average Effective Maturity                                    7.6 years
Current 30-Day Yield                                          7.23%+

+ FOR A CLASS SHARES, CALCULATED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION GUIDELINES; 30-DAY SEC YIELD FOR B AND C CLASS WAS 6.86% AS OF JANUARY 31, 1997. INSTITUTIONAL CLASS 30-DAY SEC YIELD WAS 7.86%.

4
                            1997 semi-annual report

HOW WE'RE BUILDING A PORTFOLIO
Your Fund began operations just before the November elections in the U.S., a relatively strong period for U.S. government securities as well as the domestic high-yield bond market. Actions by government officials this past fall suggested future restraint in new government spending, modest economic growth and a possible bipartisan consensus on reducing annual budget deficits. Recent U.S. government economic reports appeared to confirm that the Federal Reserve Board had contained domestic inflation to 3% to 3.5% per year.


LOW INFLATION AROUND THE WORLD PROMPTED US TO ALLOCATE MORE THAN A QUARTER OF YOUR FUND'S NET ASSETS TO FOREIGN BONDS AS OF JANUARY 31, 1997.


FOREIGN BONDS
        Elsewhere in the developed world, consumer price increases also appeared benign. Low inflation around the world prompted us to allocate more than a quarter of your Fund's net assets to foreign bonds as of January 31, 1997. Countries where we invested in government bonds included Italy, the United Kingdom, Spain, Sweden, Australia, and New Zealand.
        Our largest foreign holdings were corporate bonds issued in the United Kingdom. We avoided bonds issued in Japan because we believe yields were unattractively low. Japan may also face higher inflation in the months ahead as it grapples with structural economic and taxation problems.

Portfolio Asset Allocation
--------------------------------------------------------------------------------
January 31, 1997


Plot Points:

U.S. High-Yield Corporate Bonds                38.1%
U.S. Government Securities                     17.4%
Investment-Grade U.S. Corporate Bonds           8.3%
Foreign Bonds                                  25.9%
Cash Equivalents                                4.4%
Common and Preferred Stocks                     5.9%


                                                                               5
                            1997 semi-annual report

INVESTMENT GRADE U.S. BONDS

       In the U.S. investment grade market, we have been emphasizing intermediate-term, government-backed mortgage securities which we believe have attractive income potential. We have also added high-quality corporate bonds that we believe may have the ability to perform well during periods of slower economic growth.
        In our opinion, bonds maturing in five to seven years were the most attractive segment of the U.S. investment grade market during the Fund's initial months in operation. We believe high-quality but longer term U.S. bonds present a much higher degree of risk relative to the income they currently provide.
        As of January 31, 1997, five-year U.S. government and corporate securities provided between 90% and 95% of the income available from longer term U.S. Treasuries with substantially less interest rate risk.

HIGH-YIELD U.S. BONDS
        Your Fund sees income as the dominant component of return from American high-yield bonds, and stresses capital preservation over appreciation. We strive to achieve this by investing in bonds rated B and BB, the two highest quality tiers in the high-yield market. In general, the Fund emphasizes bonds rated B during periods of economic expansion and lower yielding, better quality bonds rated BB during slower economic growth.
        We have a "quality first" approach to determining which high-yield bonds to select. Your Fund generally invests in older, seasoned and larger bond issues. Also, we examine a company's financial statements and meet with a bond issuer's senior management.

(Photos of globes, pen and keyboard)

COMMON AND PREFERRED STOCKS
        As of January 31, 1997, nearly 6% of your Fund's net assets were invested in preferred stocks of broadcasting companies and shares of a real estate investment trust. We held these equities to further diversify the Fund and capitalize on what we believe were superior income and total return opportunities.

OUTLOOK
        Assuming U.S. economic growth remains moderate for the balance of 1997 and the Federal Reserve Board's current monetary policy effectively keeps inflation caged, we believe the U.S. high-yield market can continue to reward income-oriented investors. We expect to continue to allocate a substantial portion of your Fund's net assets to high-yield bonds. Generally, we

GUIDANCE
6
                            1997 semi-annual report
believe income will be the dominant component of total return from all types of domestic bonds this year.
        The past doesn't always repeat itself, but it is worth noting that between 1980 and 1996, the high-yield bond market, on average, provided a positive return during the 68 months the Standard & Poor's 500 Index posted a negative return, according to Chase Securities Inc. Thus, we believe high-yield bonds have the potential to both diversify and balance an investment portfolio.

MANY EUROPEAN COUNTRIES ARE REFORMING FISCAL POLICY TO REDUCE INFLATION AND QUALIFY FOR MONETARY UNION.

        In fiscal 1997, we anticipate that there will be attractive income and capital appreciation opportunities in many foreign countries, particularly in Europe. Many European countries are reforming fiscal policy to reduce inflation and qualify for monetary union. We are investing accordingly.
        We believe the return potential of investment grade U.S. bonds will be more modest than in the high-yield or overseas market in the coming months. Over the past two years, even small whiffs of inflation from one or two monthly U.S. government statistics that do not meet analysts' expectations have caused yields on investment grade U.S. bonds to rise substantially in a single day. We believe that these overreactions should eventually subside and that bond market volatility will return to the historically lower norms seen before the 1990s.
        For that to happen, however, we believe the domestic bond market will need to be convinced, among other things, that Washington has taken effective steps toward long-term fiscal policy reform. Until that occurs, we expect that our positioning in U.S. government securities will be modest.


PAUL A. MATLACK
DELAWARE MANAGEMENT COMPANY
U.S. HIGH-YIELD BONDS


PAUL GRILLO
DELAWARE MANAGEMENT COMPANY
U.S. INVESTMENT GRADE BONDS


IAN G. SIMS
DELAWARE INTERNATIONAL
ADVISERS LTD.
FOREIGN BONDS

February 14, 1997
(Photo of globes)
                                                                               7
                            1997 semi-annual report

FIXED-INCOME DIVERSIFICATION HAS HISTORICALLY
GENERATED ATTRACTIVE RETURNS AND REDUCED RISK
Average Annual Total Returns 1986-1996
---------------------------------------------
               (INSERT CHART HERE)
Plot Points:
                              Average Annual
                               Total Return     Volatility+
LB High-Yield Bond Index         10.86%             7.3%
LB Global Bond Index              8.47%             4.5%
LB Aggregate Bond Index           11.2%            10.1%
Equal Mix of Each Index          10.36%             4.9%

+ AS MEASURED BY STANDARD DEVIATION. THIS ILLUSTRATION IS NOT INTENDED TO REPRESENT THE PERFORMANCE OR ASSET ALLOCATION OF STRATEGIC INCOME FUND. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Between 1986 and 1996, a portfolio equally balanced between U.S. investment grade bonds, high-yield bonds and foreign bonds would have provided 93% of the return of a strictly domestic bond portfolio with less than half the volatility.


STRATEGIC INCOME FUND PERFORMANCE
Aggregate Total Return Through January 31, 1997
--------------------------------------------------------------------------------
All classes initially offered October 1, 1996

                                                        LIFETIME
--------------------------------------------------------------------------------
Class A (Est.1996)                                     -1.03%
--------------------------------------------------------------------------------
Class B (Est.1996)
        Excluding sales charge                         +3.65%
        Including sales charge                         -0.35%
--------------------------------------------------------------------------------
Class C (Est.1996)
        Excluding sales charge                         +3.65%
        Including sales charge                         +2.66%

        ALL RESULTS INCLUDE REINVESTMENT OF DISTRIBUTIONS AND THE IMPACT OF ANY SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE WITH RISING AND FALLING INTEREST RATES SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR THIS SHORT TIME PERIOD MAY NOT BE INDICATIVE OF FUTURE RESULTS. B AND C CLASS RESULTS "EXCLUDING SALES CHARGE" ASSUME INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES REFLECT THE EFFECT OF THE 4.75% MAXIMUM SALES CHARGE AND THE 12B-1 FEE.

CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.

CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

A VOLUNTARY EXPENSE LIMITATION OF 0.75% WAS IN EFFECT FOR A, B AND C CLASSES. RETURNS WOULD HAVE BEEN LOWER HAD THE LIMITATION NOT BEEN IN EFFECT.

THE AGGREGATE TOTAL RETURN FOR THE LIFETIME PERIOD ENDED JANUARY 31, 1997, FOR STRATEGIC INCOME FUND'S INSTITUTIONAL CLASS, WHICH IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, WAS +3.91%.


8
                            1997 semi-annual report

Financial Statements
Delaware Group Income Funds, Inc.-
STRATEGIC INCOME FUND
Statement of Net Assets/January 31, 1997
(Unaudited)
--------------------------------------------------------------------------------
                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                           AMOUNT      (U.S. $)

 CORPORATE BONDS - 46.34%
 AEROSPACE & DEFENSE - 0.75%
 Lockheed notes 6.75% 03/15/03 ...................        100,000     $  100,000
                                                                      ----------
                                                                         100,000
                                                                      ----------
 AUTOMOBILE & AUTO EQUIPMENT - 3.16%
*CSK Auto sr sub notes 11.00% 11/01/06 ...........        150,000        157,688
*Delco Remy International sr sub notes
  10.625% 08/01/06  ..............................        100,000        106,500
*Motors & Gears sr notes 10.75% 1/15/06 ..........        100,000        102,750
 Speedy Muffler King notes
  10.875% 10/01/06  ..............................         50,000         52,625
                                                                      ----------
                                                                         419,563
                                                                      ----------
 BANKING, FINANCE & INSURANCE - 7.98%
 Aetna Industries sr notes 11.875% 10/01/06 ......        100,000        107,750
 CNA Financial notes 6.25% 11/15/03 ..............        160,000        154,600
 Credit Foncier de France sr unsub seasoned
  8.00% 01/14/02  ................................        200,000        209,500
*Imperial Credit Industries sr notes
  9.875% 01/15/07  ...............................        200,000        205,500
 Key Bank of Washington sub notes series BKN1
  7.125% 08/15/06  ...............................        125,000        124,688
 Lehman Brothers Holdings notes
  7.25% 10/15/03  ................................        100,000        100,250
 U.S. Bancorp sub notes 8.125% 05/15/02 ..........        150,000        159,000
                                                                      ----------
                                                                       1,061,288
 BUILDING & MATERIALS - 1.16%
*Clarks Material sr notes 10.75% 11/15/06 ........        100,000        105,125
 Ford Motor Credit debs 7.50% 08/01/26 ...........         50,000         49,375
                                                                      ----------
                                                                         154,500
                                                                      ----------
 CABLE, MEDIA & PUBLISHING - 3.70%
 Adelphia Communications sr notes
  12.50% 05/15/02  ...............................        200,000        205,500
 Cablevision Industries sr sub notes
  10.75% 04/01/04  ...............................         35,000         36,400
*Katz Media sr sub notes 10.50% 01/15/07 .........         50,000         51,063
 News America Holdings debs
  8.875% 04/26/23  ...............................         90,000         95,625
 Time Warner notes 8.180% 08/15/07 ...............        100,000        103,250
                                                                      ----------
                                                                         491,838
                                                                      ----------
 CHEMICALS - 2.79%
*Astor sr sub notes 10.50% 10/15/06 ..............         50,000         52,250
 NL Industries sr notes 11.75% 10/15/03 ..........        150,000        158,438
 Sterling Chemicals sr sub notes
  11.75% 08/15/06  ...............................        150,000        159,938
                                                                      ----------
                                                                         370,626
                                                                      ----------
 COMPUTER & TECHNOLOGY - 0.41%
 Unisys sr notes 11.75% 10/15/04 .................         50,000         53,875
                                                                      ----------
                                                                          53,875
                                                                      ----------

                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                           AMOUNT      (U.S. $)


 CORPORATE BONDS (CONTINUED)
 CONSUMER PRODUCTS - 1.75%
*Pen-Tab Industries sr sub notes
  10.875% 02/01/07  ................................       125,000      $127,031
*Shop Vac sr notes 10.625% 09/01/03 ................       100,000       106,125
                                                                         -------
                                                                         233,156
                                                                         -------
 ENERGY - 1.54%
 Clark USA sr notes series B
  10.875% 12/01/05  ................................       200,000       204,750
                                                                         -------
                                                                         204,750
                                                                         -------
 ENVIRONMENTAL SERVICES - 3.08%
*Loomis Fargo & Co sr sub notes
  10.00% 01/15/04  .................................       200,000       205,000
*Petro Stopping Centers sr notes
  10.50% 02/01/07  .................................       200,000       204,500
                                                                         -------
                                                                         409,500
                                                                         -------
 FOOD, BEVERAGE & TOBACCO - 3.30%
*CFP Holdings sr notes 11.625% 01/15/04 ............       175,000       180,250
*Core-Mark International sr sub notes
  11.375% 09/15/03  ................................       250,000       257,813
                                                                         -------
                                                                         438,063
                                                                         -------
 INDUSTRIAL MACHINERY - 1.11%
 Goss Graphics System sr sub notes
  12.00% 10/15/06  .................................        50,000        52,438
 IMO Industries sr sub notes
  11.75% 05/01/06  .................................       100,000        95,250
                                                                         -------
                                                                         147,688
                                                                         -------
 LEISURE, LODGING & ENTERTAINMENT - 1.09%
 Trump Atlantic City 1st mtg notes
  11.25% 05/01/06  .................................       150,000       145,313
                                                                         -------
                                                                         145,313
                                                                         -------
 METALS & MINING - 1.75%
 Commonwealth Aluminum sr sub notes
  10.75% 10/01/06  .................................        75,000        77,813
 Weirton Steel sr notes 11.375% 07/01/04 ...........       150,000       155,438
                                                                         -------
                                                                         233,251
                                                                         -------
 PACKAGING & CONTAINERS - 1.97%
 Four M Corp sr notes series B
  12.00% 06/01/04  .................................       100,000       105,500
 Portola Packaging sr notes
  10.75% 10/01/05  .................................       150,000       156,188
                                                                         -------
                                                                         261,688
                                                                         -------
 RETAIL - 3.50%
 Finlay Fine Jewelry sr notes
  10.625% 05/01/03  ................................        50,000        53,125
 Fleming Companies sr notes
  10.625% 12/15/01  ................................       300,000       311,250
 Grand Union sr notes 12.00% 09/01/04 ..............       100,000       101,500
                                                                         -------
                                                                         465,875
                                                                         -------
                                                                               9
                            1997 semi-annual report

                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                           AMOUNT      (U.S. $)

 CORPORATE BONDS (CONTINUED)
 TELECOMMUNICATIONS - 0.28%
 Lenfest Communication sr sub notes
  10.50% 06/15/06  ...............................         35,000    $    37,100
                                                                       ---------
                                                                          37,100
                                                                       ---------
 TEXTILES & FURNITURE - 0.40%
 Clark-Schwebel sr notes series B
  10.50% 04/15/06  ...............................         50,000         53,063
                                                                       ---------
                                                                          53,063
                                                                       ---------
 TRANSPORTATION & SHIPPING - 2.16%
*Atlantic Express 10.75% 02/01/04 ................        125,000        128,750
 Ameriking sr notes 10.75% 12/01/06 ..............         50,000         52,188
 Blue Bird Body sr sub notes
  10.75% 11/15/06  ...............................        100,000        105,750
                                                                       ---------
                                                                         286,688
                                                                       ---------
 MISCELLANEOUS - 4.46%
*Atrium sr sub notes 10.50% 11/15/06 .............        150,000        155,063
*Hawk sr notes 10.25% 12/01/03 ...................        225,000        229,781
*LDM Technologies sr sub notes
  10.75% 01/15/07  ...............................        200,000        207,500
                                                                         592,344
                                                                       ---------
 Total Corporate Bonds (cost $6,071,461) .........                     6,160,169
                                                                       ---------

 FOREIGN BONDS - 25.94%
 AUSTRALIA - 3.64%
 Australian Government 13.00% 07/15/00 ...........        200,000        182,297
 Bank of Austria 10.875% 11/17/04 ................        150,000        134,149
 Commerzbank 10.50% 01/19/00 .....................        200,000        167,424
                                                                       ---------
                                                                         483,870
                                                                       ---------
 CANADA - 3.63%
 Electric Power Development
  10.375% 09/27/01  ..............................        200,000        174,179
 General Electric Capital of Canada
  7.125% 02/12/04  ...............................         80,000         61,213
 InterAmerica Development Bank Notes
  7.250% 11/03/03  ...............................        100,000         77,305
 Kansai International Airport 8.00% 07/02/03 .....         80,000         64,070
 Kingdom of Norway 8.375% 01/27/03 ...............        130,000        105,982
                                                                       ---------
                                                                         482,749
                                                                       ---------
 GREECE - 1.96%
 European Investment Bank
  17.50% 03/08/99  ...............................     30,000,000        132,303
 International Finance 15.25% 05/11/99 ...........     30,000,000        127,942
                                                                       ---------
                                                                         260,245
                                                                       ---------
 ITALY - 0.75%
 Italian Government 10.50% 01/01/03 ..............    130,000,000         99,992
                                                                       ---------
                                                                          99,992
                                                                       ---------

 NEW ZEALAND - 1.07%
 New Zealand Government 8.00% 02/15/01 ...........        100,000         70,769
 New Zealand Government 8.00% 11/15/06 ...........        100,000         71,802
                                                                       ---------
                                                                         142,571
                                                                       ---------

                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                           AMOUNT      (U.S. $)
FOREIGN BONDS (CONTINUED)
SOUTH AFRICA - 4.75%
Electric Supply Communication
 11.00% 06/01/08  ................................      1,800,000     $  302,789
Republic of South Africa 12.50% 01/15/02 .........      1,650,000        329,078
                                                                       ---------
                                                                         631,867
                                                                       ---------
SPAIN - 2.71%
European Investment Bank
 8.90% 02/01/01  .................................     23,000,000        183,138
Spanish Government 11.30% 01/15/02 ...............     20,000,000        176,891
                                                                       ---------
                                                                         360,029
                                                                       ---------
SWEDEN - 1.88%
Swedish Government 10.25% 05/05/03 ...............      1,500,000        249,775
                                                                       ---------
                                                                         249,775
                                                                       ---------
UNITED KINGDOM - 5.55%
Abbey National Treasury 8.00% 04/02/03 ...........         80,000        130,026
Anglian Water 12.00% 01/07/14 ....................         60,000        126,403
Blue Circle 10.75% 11/29/13 ......................         40,000         76,022
Glaxo Wellcome 8.75% 12/01/05 ....................         60,000        100,582
J. Sainsbury 8.25% 12/22/00 ......................         30,000         49,300
John Lewis 10.50% 01/23/14 .......................         40,000         75,221
Nippon Telegraph & Telephone
 10.88% 05/10/01  ................................         30,000         53,744
Pearson 10.50% 06/13/08  .........................         40,000         72,979
Thames Water Utilities 10.50% 11/21/01 ...........         30,000         53,533
                                                                       ---------
                                                                         737,810
                                                                       ---------
Total Foreign Bonds (cost $3,497,049) ............                     3,448,908
                                                                       ---------

AGENCY MORTGAGE-BACKED
SECURITIES - 4.06%
Federal Home Loan Mortgage Corporation-Gold
 7.00% 06/01/11  .................................         97,146         97,328
FNCL 7.00% 07/01/26  .............................         49,883         48,917
Federal National Mortgage Association
 6.50% 06/01/11  .................................        100,626         98,991
Federal National Mortgage Association
 6.50% 10/01/11  .................................         75,271         74,048
Federal National Mortgage Association
 7.00% 02/01/26  .................................         52,761         51,771
Federal National Mortgage Association
 6.50% 03/01/26  .................................         98,599         94,347
Federal National Mortgage Association
 7.00% 12/01/26  .................................         75,634         74,121
                                                                       ---------
Total Agency Mortgage-Backed Securities
 (cost $540,879)  ................................                       539,523
                                                                       ---------

ASSET-BACKED SECURITIES - 1.50%
Green Tree Home Improvement Loan Trust
96-F HEA3
 6.90% 01/15/28 ..................................        100,000         99,688
UCFC Home Equity Loan 96-D1 A3
 6.541% 11/15/13  ................................        100,000         99,688
                                                                       ---------
Total Asset-Backed Securites
 (cost $199,984)  ................................                       199,376
                                                                       ---------

10
                            1997 semi-annual report

                                                                        MARKET
                                                         PRINCIPAL      VALUE
                                                           AMOUNT      (U.S. $)

  COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) - 3.76%
  Asset Securization 96-D3 A1B
   7.21% 10/13/26  ...................................      100,000     $101,438
  Federal Home Loan Mortgage Corporation
   6.15% 01/15/17  ...................................      100,000       99,711
  Mortgage Capital Funding 96-MC2 A1
   6.758% 12/21/26  ..................................      199,434      198,655
  Norwest Asset Securities 97-1 A8
   7.25% 02/25/12  ...................................      100,000      100,563
  Total Collateralized Mortgage Obligations
                                                                       ---------
   (cost $503,381)  ..................................                   500,367
                                                                       ---------

  GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION OBLIGATIONS (GNMA) - 1.76%
  GNMA 1 10.00% 07/15/17  ............................       73,621       81,443
  GNMA 9.50% 09/15/17  ...............................       91,375       99,485
  GNMA 1 9.00% 12/15/19  .............................       49,294       52,790
                                                                       ---------
  Total Government National Mortgage Association
   Obligations (cost $232,379) .......................                   233,718
                                                                       ---------

  U.S. TREASURY OBLIGATIONS - 6.34%
  U.S. Treasury Note 6.75% 04/30/00 ..................      380,000      386,783
  U.S. Treasury Note 6.375% 08/15/02 .................      140,000      140,609
  U.S. Treasury Note 7.50% 02/15/05 ..................      165,000      175,511
  U.S. Treasury Note 7.00% 07/15/06 ..................      135,000      139,414
                                                                       ---------
 Total U.S. Treasury Obligations
   (cost $846,604)  ..................................                   842,317
                                                                       ---------

  COMMON STOCK - 0.96%
  REAL ESTATE - 0.96%
**Kilroy Realty ......................................        5,000      128,125
                                                                       ---------
  Total Common Stock (cost $115,000) .................                   128,125
                                                                       ---------

  PREFERRED STOCKS - 4.92%
  CABLE, MEDIA & PUBLISHING - 4.92%
 *American Radio Systems
   11.375% 01/15/09  .................................        2,500      251,875
 *Chancellor Radio Broadcast
   12.00% 01/15/09  ..................................        2,000      201,500
  Pegasus Communications Unit pik
   12.75% 01/01/07  ..................................        2,000      200,000
                                                                       ---------
  Total Preferred Stocks (cost $650,469) .............                   653,375
                                                                       ---------

                                                                        MARKET
                                                                        VALUE
                                                                       (U.S. $)



TOTAL MARKET VALUE OF SECURITIES - 95.58%
 (cost $12,657,206)  ............................................    $12,705,878
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 4.42% .........        587,334
                                                                     -----------
NET ASSETS APPLICABLE TO 2,373,649 SHARES ($.01 PAR
 VALUE) OUTSTANDING - 100.00%  ..................................    $13,293,212
                                                                     ===========

NET ASSET VALUE - STRATEGIC INCOME FUND A CLASS
 ($6,044,321 / 1,079,184 Shares)  ...............................    $      5.60
                                                                     ===========
NET ASSET VALUE - STRATEGIC INCOME FUND B CLASS
 ($3,504,149 / 625,485 Shares)  .................................    $      5.60
                                                                     ===========
NET ASSET VALUE - STRATEGIC INCOME FUND C CLASS
 ($628,094 / 112,329 Shares)  ...................................    $      5.59
                                                                     ===========
NET ASSET VALUE - STRATEGIC INCOME FUND INSTITUTIONAL CLASS
 ($3,116,648 / 556,651 Shares)  .................................    $      5.60
                                                                     ===========

COMPONENTS OF NET ASSETS AT January 31, 1997:
 Common stock, $.01 par value, 200,000,000 shares
 authorized to the Fund with 100,000,000 shares
 allocated to Strategic Income Fund A Class,
 25,000,000 shares allocated to Strategic Income
 Fund B Class, 25,000,000 shares allocated
 to Strategic Income Fund C Class, and
 50,000,000 shares allocated to Strategic Income Fund
 Institutional Class ............................................    $13,208,945
Accumulated undistributed:
 Net investment income ..........................................          9,485
 Net realized gain on investments ...............................         30,580
 Net unrealized appreciation of investments and
  foreign currencies ............................................         44,202
                                                                     -----------
 Total net assets ...............................................    $13,266,212
                                                                     ===========

----------
* These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**Non-income producing security for the period ended January 31, 1997.

Summary of Abbreviations:
debs - debentures
mtg  - mortgage
pik  - pay-in-kind
sec  - secured
sr   - senior
sub  - subordinated


                               See accompanying notes


                                                                              11
                            1997 semi-annual report

DELAWARE GROUP INCOME FUNDS, INC.
STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
FOR THE PERIOD ENDED
JANUARY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at market ...........................................    $12,705,878
Subscriptions receivable ........................................        457,785
Interest receivable .............................................        287,867
Cash and foreign currencies .....................................        268,331
                                                                     -----------
Total assets ....................................................     13,719,861
                                                                     -----------
LIABILITIES:
Payable for securities purchased ................................        354,938
Liquidations payable ............................................         16,256
Other accounts payable and
accrued expenses ................................................         55,455
                                                                     -----------
Total liabilities ...............................................        426,649
                                                                     -----------
TOTAL NET ASSETS ................................................    $13,293,212
                                                                     ===========


                             See accompanying notes

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED
JANUARY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................                   $ 242,356

EXPENSES:
Management fees ...................................        17,368
Registration fees .................................        17,025
Distribution expense ..............................        10,139
Custodian fees ....................................         7,360
Dividend disbursing and transfer agent fees
and expenses ......................................         7,002
Professional fees .................................         5,994
Reports and statements to shareholders ............         3,198
Directors' fees ...................................           989
Accounting fees ...................................           836
Taxes (other than taxes on income) ................           724
Other .............................................         3,448
                                                          -------
                                                           74,083
Less expenses absorbed by
   Delaware Management Company ....................        44,298        29,785
                                                          -------     ---------
NET INVESTMENT INCOME .............................                     212,571
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain (loss) on:
Investment transactions ...........................                      30,580
Foreign currency ..................................                      (1,031)
                                                                      ---------
Net realized gain .................................                      29,549
Net unrealized appreciation of investment
and foreign currencies ............................                      44,202
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES ................                      73,751
                                                                      ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .........................                   $ 286,322
                                                                      =========


                             See accompanying notes

12
                            1997 semi-annual report

DELAWARE GROUP INCOME FUNDS, INC.
STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
JANUARY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income ........................................     $    212,571
Net realized gain on investments and foreign currencies ......           29,549
Net unrealized appreciation of investments and foreign
 currencies ..................................................           44,202
                                                                   ------------
Net increase in net assets resulting from operations .........          286,322
                                                                   ------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
Strategic Income Fund A Class ................................          (84,087)
Strategic Income Fund B Class ................................          (41,933)
Strategic Income Fund C Class ................................           (6,775)
Strategic Income Fund Institutional Class ....................          (69,260)
                                                                   ------------
                                                                       (202,055)
                                                                   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Strategic Income Fund A Class ................................        6,326,780
Strategic Income Fund B Class ................................        3,664,406
Strategic Income Fund C Class ................................          660,125
Strategic Income Fund Institutional Class ....................        3,000,166
Net asset value of shares issued upon reinvestment of
dividends from net investment income:
Strategic Income Fund A Class ................................           57,964
Strategic Income Fund B Class ................................           24,767
Strategic Income Fund C Class ................................            4,208
Strategic Income Fund Institutional Class ....................           62,769
                                                                   ------------
                                                                     13,801,185
                                                                   ------------
Cost of shares repurchased:
Strategic Income Fund A Class ................................         (358,363)
Strategic Income Fund B Class ................................         (193,877)
Strategic Income Fund C Class ................................          (40,000)
Strategic Income Fund Institutional Class ....................             --
                                                                   ------------
                                                                       (592,240)
                                                                   ------------
Increase in net assets derived
from capital share transactions ..............................       13,208,945
                                                                   ------------
NET INCREASE IN NET ASSETS ...................................       13,293,212
                                                                   ------------
NET ASSETS:
Beginning of period ..........................................             --
End of period (including undistributed
net investment income of $9,485) .............................     $ 13,293,212
                                                                   ============

                             See accompanying notes

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED
JANUARY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

Delaware Group Income Funds, Inc. - Strategic Income Fund, (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The Fund offers four classes of shares.

The objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
----------------------------------
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last
------------------
quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated
--------------------
investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with
---------------------
other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Expenses directly attributable to a class are charged to that
----------------
class. Other common expenses are prorated between all classes of the Fund.

Foreign Currencies - The value of all assets and liabilities denominated in
------------------
foreign currencies are translated into the U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other - Expenses common to all funds within the Delaware Group of Funds are
-----
allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of the Fund's average net assets.

                                                                              13
                            1997 semi-annual report

--------------------------------------------------------------------------------
2. Investment Management and Distribution Agreements
----------------------------------------------------
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% of average daily net assets of the fund. DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL) with respect to the management of the investment in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses. At January 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $3,096.

DMC has elected voluntarily to waive that portion, if any, of the annual management fees payable for the Fund to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses do not exceed 0.75% for each class through May 31, 1997. Total expenses absorbed by DMC were $44,298.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors L.P.
(DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and C Class. No distribution expenses are paid by the Institutional Class. At January 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP of $67,678. For the period ended January 31, 1997, the Fund paid DDLP $1,992 for commissions earned on sales of Strategic Income Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the period ended January 31, 1997, the amount expensed for these services was $7,002. The Fund also engaged DSC to provide accounting services for the Fund. For the period ended January 31, 1997, the Fund has expensed $680 for these services. At January 31, 1997, the Fund had a liability for these and other expenses payable to DSC for $7,933.

3.  Investments
---------------
During the period ended January 31, 1997, the Fund made purchases of $18,591,250 and sales of $4,209,169 of investment securities other than direct U.S. government securities and temporary cash investments.

At January 31, 1997, the aggregate cost of securities for federal income tax purposes was $12,657,206.

At January 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $48,673 of which $161,488 related to unrealized appreciation of securities and $112,815 related to unrealized depreciation of securities.

4.  Capital Stock
-----------------
Transactions in capital stock shares were as follows:

                                                           9/30/96*
                                                              to
                                                           1/31/97
                                                           -------
Shares sold:
 Strategic Income Fund A Class .......................    1,132,914
 Strategic Income Fund B Class .......................      655,731
 Strategic Income Fund C Class .......................      118,731
 Strategic Income Fund Institutional Class ...........      545,455

Shares issued upon reinvestment of dividends
 from net investment income:
 Strategic Income Fund A Class .......................       10,344
 Strategic Income Fund B Class .......................        4,419
 Strategic Income Fund C Class .......................          751
 Strategic Income Fund Institutional Class ...........       11,196
                                                          ---------
                                                          2,479,541
                                                          ---------
Shares repurchased:
 Strategic Income Fund A Class .......................      (64,074)
 Strategic Income Fund B Class .......................      (34,665)
 Strategic Income Fund C Class .......................       (7,153)
 Strategic Income Fund Institutional Class ...........            -
                                                           (105,892)
                                                          ---------
 Net increase ........................................    2,373,649
                                                          =========

----------
*Date of Initial Public offering.

5. Concentration of Credit Risk
-------------------------------
The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by Standard & Poors and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities that are exempt from registration under Rule 144A have been denoted in the Statement of Net Assets. Of these securities, none have been determined to be illiquid.


14
                            1997 semi-annual report

6. Financial Highlights
Selected data for each share of the fund outstanding throughout each period were as follows:


                                                                                                                    Strategic Income
                                                                Strategic Income Strategic Income  Strategic Income       Fund
                                                                     Fund             Fund              Fund          Institutional
                                                                   A Class           B Class           C Class            Class
                                                               ---------------------------------------------------------------------
                                                                  9/30/961           9/30/961         9/30/961        9/30/961
                                                                     to                 to                to             to
                                                                  1/31/97            1/31/97            1/31/97       1/31/97

Net asset value, beginning of period............................. $5.5000            $5.5000            $5.5000        $5.5000
Income form investment operations:
Net investment income............................................  0.1129             0.1045             0.1045         0.1202
Net realized and unrealized gain from security transactions .....  0.0971             0.0960             0.0860         0.0938
                                                                  -------            -------            -------        -------
Total from investment operations.................................  0.2100             0.2005             0.1905         0.2140

Less distributions:
Dividends from net investment income.............................  0.1100             0.1005             0.1005         0.1140
Distributions from net realized gain on security transactions....    none               none               none           none
                                                                  -------            -------            -------        -------
Total distributions..............................................  0.1100             0.1005             0.1005         0.1140
Net asset value, end of period................................... $5.6000            $5.6000            $5.5900        $5.6000
                                                                  =======            =======            =======        =======

Total return(2)..................................................    3.83%              3.65%              3.66%          3.91%

Ratios/supplemental data:
Net asset, end of period (000 omitted)...........................  $6,044             $3,504               $628         $3,117
Ratio of expenses to average net assets..........................    1.00%              1.75%              1.75%          0.75%
Ratio of expenses to average net assets prior to expense
 limitation .....................................................    2.59%              3.34%              3.34%          2.34%
Ratio of net investment income to average net assets ............    6.75%              6.00%              6.00%          7.00%
Ratio of net investment income to average net assets prior to
 expense limitation .............................................    5.16%              4.41%              4.41%          5.41%
Portfolio turnover...............................................     140%               140%               140%           140%

----------
(1) Date of initial public offering. Ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 4.75% for A Class nor the limited contingent deferred sales charge which varies from 1%-4% for B Class and 1% for C Class depending upon the holding period.


                                                                              15
                            1997 semi-annual report

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF STRATEGIC INCOME FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR STRATEGIC INCOME FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265
(Photos of globes)

DELAWARE
GROUP
--------------
Philadelphia * London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

SA-125 [--] PP3/97
ST-10